Exhibit 10.4

                          DATA SYSTEMS & SOFTWARE INC.

                            1994 STOCK INCENTIVE PLAN


                  SECTION  1.  Purpose.  The  purposes  of this  Data  Systems &
Software Inc. 1994 Incentive Plan is to provide incentive to employees (including officers) of, and consultants to, Data Systems & Software Inc. (the "Company") and its Affiliates (as hereinafter defined), to encourage such individuals to remain in the employ of, or to continue to provide services to, the Company and its Affiliates and to attract to the Company and its Affiliates individuals of experience and ability.

                  SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Other Stock-Based Award.

                  "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

                  "Board" shall mean the Board of Directors of the Company.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

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                  "Company"  shall mean Data Systems & Software  Inc.,  together with any successor thereto.

                  "Consultant" shall mean a consultant who performs services to the Company.

                  "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all within the meaning of Section 22(e)(3) of the Code.

                  "Employee" shall mean an employee of the Company or of any Affiliate.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

                  "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

                  "Option"   shall  mean  an   Incentive   Stock   Option  or  a
Non-Qualified Stock Option and shall include a Restoration Option.

                  "Other  Stock-Based  Award" shall mean any right granted under
Section 10 of the Plan.

                  "Participant" shall mean any Employee or Consultant selected by the Committee to receive an Award under the Plan.

                  "Performance Award" shall mean any right granted under Section 9 of the Plan.

                  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

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                  "Plan" shall mean this Data Systems & Software Inc. 1994 Stock
Incentive Plan.

                  "Restoration  Option" shall mean an Option granted pursuant to
Section 6(e) of the Plan.

                  "Restricted Stock" shall mean any Share granted under Section 8 of the Plan. "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

                  "Rule  16b-3"  shall  mean  Rule  16b-3  as  promulgated   and
interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

                  "Shares" shall mean the Common Stock, par value $.01, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

                  "Stock  Appreciation Right" shall mean any right granted under
Section 7 of the Plan.

                  "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

                  SECTION 3. Administration. (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to Participants; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under the Plan;
(viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

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                  (b)  Unless  otherwise  expressly  provided  in the Plan,  all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant and any holder or beneficiary of any Award.

                  (c) Notwithstanding the foregoing, the Board may authorize the Chief Executive Officer of Data Systems & Software Inc. (provided that he is also a member of the Board) to grant Options to Employees pertaining up to an aggregate of 90,000 Shares, subject to the provisions of the Plan. The Chief Executive Officer as so appointed by the Board shall administer the Plan with respect to the Options such officer has granted. With respect to the Options granted by the Chief Executive Officer pursuant to such authority, all references to the Committee in this Plan shall include the Chief Executive Officer acting pursuant to such authority.

                  SECTION 4.  Shares Available for Awards.

                  (a) Shares  Available.  Subject to  adjustment  as provided in
Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan shall be 1,600,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award is settled for cash or otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3. Notwithstanding the foregoing (and subject to adjustment as provided in Section 4(b)), no more than 500,000 Shares shall be available for Awards of Restricted Stock and Restricted Stock Units.

                  (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted,
(ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

                  (c) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Participants who are officers or directors of the Company for purposes of Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

                  SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or any Affiliate, or any Consultant, who is not a member of the Committee, shall be eligible to be designated a Participant.

                  SECTION 6.  Stock Options.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

                  (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which price, except in the case of Options that are Incentive Stock Options or Substitute Awards, shall not be less than 85% of the per Share Fair Market Value on the date of grant.

                  (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

                  (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

                  (e) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 6(d), the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered upon exercise of the original Option and, in the discretion of the Committee, the number of Shares, if any, tendered to the Company to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

                  SECTION 7.  Stock Appreciation Rights.

                  (a)  Grant.  Subject  to  the  provisions  of  the  Plan,  the
Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock
Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant, and except for Stock Appreciation Rights which are Substitute Awards, shall have an exercise price of not less than 100% of the Fair Market Value of the Shares on the date of grant or, in the case of a Stock Appreciation Right granted in tandem with or in addition to another Award, at the time of grant of such related Award.

                  (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, with respect to any Stock Appreciation Right which is not related to an Incentive Stock Option and which can only be exercised for cash during limited periods of time in order to satisfy the conditions of Rule 16b-3, the exercise of such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Shares is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

                  (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

                  SECTION 8.  Restricted Stock and Restricted Stock Units.

                  (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

                  (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

                  (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

                  SECTION 9.  Performance Awards.

                  (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

                  (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

                  (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

                  SECTION 10. Other Stock-Based Awards.

                  (a) General. The Committee shall have authority to grant to eligible Participants an "Other Stock-Based Award", which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Except in the case of an Other Stock-Based Award that is a Substitute Award, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase or exercise price, shall not be less than 85% of the Fair Market Value of the securities to which such Award relates on the date of grant.

                  (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

                  SECTION 11.  Amendment and Termination.

                  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

                  (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (c)  Adjustment  of  Awards  Upon the  Occurrence  of  Certain
Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

                  (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

                  SECTION 12.  General Provisions.

                  (a)  Transferability.

                           (i) Except as is specifically provided for in any Award approved by the Committee or as otherwise specifically permitted by the Committee each Award and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or if permissible under applicable law, by the Participant's guardian or legal representative or by the transferee receiving such Award pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee.

                            (ii) Except as specifically provided for in any Award approved by the Committee or otherwise specifically permitted by the Committee, except as may be no Award that constitutes a "derivative security", for purposes of
                                    Section  16 of  the  Exchange  Act,  may  be
                                    assigned, alienated, pledged, attached, sold
                                    or otherwise  transferred or encumbered by a
                                    Participant otherwise than by will or by the
                                    laws of descent and distribution or pursuant
                                    to  a   QDRO,   and   any   such   purported
                                    assignment,  alienation, pledge, attachment,
                                    sale,  transfer or encumbrance shall be void
                                    and unenforceable against the Company or any
                                    Affiliate;   provided,   however   that  the
                                    designation  of  a  beneficiary   shall  not
                                    constitute   an   assignment,    alienation,
                                    pledge,   attachment,   sale,   transfer  or
                                    encumbrance.

                  (b) No Rights to Awards. No Participant shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

                  (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or automated quotation system upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

                  (e) Withholding. A participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

                  (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but no limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

                  (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

                  (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

                  (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.

                  (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                  (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

                  (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

                  (o) Conformity to Securities Laws. It is the intent of the Company that the Plan shall comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act, so that any Award granted to a Participant or other transaction incident thereto by a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act shall not result in short-swing profit liability under Section 16(b) (except for any transaction exempted under alternative Exchange Act rules or intended by such Participant to be a non-exempt transaction). Accordingly, if any provision of this Plan or any agreement relating to an Award does not comply with such requirements of Rule 16b-3 as then applicable to any such transaction so that the Participant would be subject to Section 16(b) liability, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and the Participant shall be deemed to have consented to such construction or amendment.

                  (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  SECTION 13.  Term of the Plan.

                  (a) Effective Date. The Plan shall be effective as of the date of its approval by the stockholders of the Company.

                  (b) Expiration Date. No Award shall be granted under the Plan after December 31, 2008; provided that the authority for grant of Restoration Options hereunder in accordance with Section 6(e) shall continue, subject to the provisions of Section 4, as long as any Option granted hereunder remains outstanding. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2008.

[As amended by the Board of Directors on August 8, 1995 and approved by the stockholders at the Annual Meeting on September 22, 1995 and as amended by the Board of Directors on May 17, 2001 and approved by the stockholders on June 21, 2001 and as amended by the Board of Directors on December 21, 2004 and subject to approval by the stockholders at an annual meeting to be held on December 16, 2004]